Goosehead Insurance Appoints Bill Wade to Board of Directors
Wade Brings Proven Expertise in AI-Driven Innovation and Scalable Tech-Enabled Growth
Westlake, TX - April 17, 2025 - Goosehead Insurance (NASDAQ: GSHD), a leader in personal lines insurance distribution, is proud to announce the appointment of Bill Wade to its Board of Directors. Wade, with over 25 years of experience as a senior partner and consultant at Bain & Company, brings deep expertise in leveraging emerging technologies, particularly artificial intelligence (AI), to fuel innovation, operational efficiency, and transformational growth.
Throughout his career, Wade has been at the forefront of integrating digital strategies to help companies and private equity firms optimize performance and achieve scalable, tech-enabled growth. His work includes implementing AI-powered analytics, driving digital transformation, and designing agile operating models that deliver extraordinary results. Wade’s forward-thinking approach positions him as an ideal partner for Goosehead’s aggressive technology-driven expansion.
"We are thrilled to welcome Bill to our Board," said Mark E. Jones, Co-Founder and Executive Chairman of Goosehead. "Bill's proven success in leveraging technology to drive transformational growth is exactly what we need as we aggressively invest to win the tech race in the insurance industry. Technology is the battleground, and we already have a substantial lead—our goal is to extend it and secure our place as the top distributor of personal lines insurance in the U.S. in my lifetime. Bill’s expertise, vision, and strong existing relationships with several board members make him an invaluable addition to our team."
"Bill’s addition to our Board is a pivotal moment in our journey to transform the insurance industry through bold innovation and cutting-edge technology," said Mark Miller, CEO of Goosehead Insurance. "With his expertise in AI and digital transformation, we are positioned to break new ground, elevate client experiences, and strengthen our leadership in the industry. Together, we’ll push boundaries and turn ambitious goals into measurable achievements."
Wade holds an MBA from Harvard Business School, where he was a Baker Scholar and Siebel Scholar, and bachelor's and master’s degrees in accountancy from Brigham Young University.
"Goosehead has already disrupted the personal lines insurance space with its client-first, tech-driven approach," said Wade. "The company’s commitment to AI and advanced technology solutions creates a unique opportunity to redefine scalability and client value in the industry. I’m thrilled to join the Board and contribute to shaping the next chapter of Goosehead’s growth."

Founded in 2003, Goosehead Insurance has prioritized innovation with technology and human capital, becoming a leader in personal lines insurance. This focus aligns perfectly with Wade’s expertise.
About Goosehead
Goosehead (NASDAQ: GSHD) is a rapidly growing and innovative independent personal lines insurance agency that distributes its products and services through corporate and franchise locations throughout the United States. Goosehead was founded on the premise that the consumer should be at the center of our universe and that everything we do should be directed at providing extraordinary value by offering broad product choice and a world-class service experience. Goosehead represents over 200 insurance companies that underwrite personal and commercial lines. For more information, please visit goosehead.com or goosehead.com/become-a-franchisee.
Forward-Looking Statements
This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Goosehead’s expectations or beliefs concerning future events. Forward-looking statements are statements other than historical facts and may include statements that address future operating, financial or business performance or Goosehead’s strategies or expectations. In some cases, you can identify these statements by forward-looking words such as “may”, “might”, “will”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “projects”, “potential”, “outlook” or “continue”, or the negative of these terms or other comparable terminology. Forward-looking statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements.

Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, conditions impacting insurance carriers or other parties with which Goosehead does business, the loss of one or more key executives or an inability to attract and retain qualified personnel and the failure to attract and retain highly qualified franchisees. These risks and uncertainties also include, but are not limited to, those described under the captions “1A. Risk Factors” in Goosehead’s Annual Report on Form 10-K for the year ended December 31, 2024 and in Goosehead’s other filings with the SEC, which are available free of charge on the Securities Exchange Commission's website at: www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All forward-looking statements and all subsequent written and oral forward-

looking statements attributable to Goosehead or to persons acting on behalf of Goosehead are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and Goosehead does not undertake any obligation to update them in light of new information, future developments or otherwise, except as may be required under applicable law.

Contacts
Investor Contact:
Dan Farrell
Goosehead Insurance - VP Capital Markets
Phone: (214) 838-5290
Email: dan.farrell@goosehead.com; IR@goosehead.com;

PR Contact:
Mission North for Goosehead Insurance
Email: goosehead@missionnorth.com; PR@goosehead.com